Business Review Day Case Study: The New York Times Company Mary Ann Tighe Chief Executive Officer New York Tri-State Region May 18, 2007 Exhibit 99.9

229 West 43rd Street
620 Eighth Avenue
Edison, NJ
The New York Times Co.
Developer Partner
Public Sector
Occupiers
Consulting
Office Leasing
Investment Sales
Agency
Industrial

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 2 CB Richard Ellis | Page 2 CB Richard Ellis | Page 2 Leveraging the CBRE Platform

"All the News That's Fit to Print"

The New York Times

Late Edition

New York: **Today**, cloudy with a period of rain, high 43. **Tonight**, clearing and breezy, low 34. **Tomorrow**, ample sunshine, high 46. **Yesterday**, high 43, low 30. Weather map is on Page A23.

VOL. CLI . . . No. 52,022 | *NEW YORK FRIDAY, MAY 18, 2007* | *$1.00*

229 West 43rd Street

Times
Times

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 3 CB Richard Ellis | Page 3 CB Richard Ellis | Page 3 The Challenge

CB Richard Ellis | Page 4 CB Richard Ellis | Page 4 CB Richard Ellis | Page 4 The Challenge 229 West 43rd Street

CB Richard Ellis | Page 5 CB Richard Ellis | Page 5 CB Richard Ellis | Page 5 The Challenge West 43rd Street

318 W 46
St. Luke's Lutheran
Imperial Theater
Richard Rodgers Theater
Music Box
Marriott Marquis
1540 B'way Bertelsmann
Virgin Megastore
Lyceum Theater
Performing Arts Institute
115 W 45
125 W 45
1177 Sixth America's Tower
622 Ninth
321 W 44
Martin Beck Theater
John Golden Theater
Royale Theater
Plymouth Theater
Booth Theater
Milford Plaza Hotel
Majestic Theater
Broad-hurst Theater
Shubert Theater
1515 B'way 1 Astor Plaza
1514 B'Way Toys R' Us
Millenium Hotel
Chatwall Inn
Hudson Theater
120 W 45 Tower 45
The Premier Hotel
Belasco Theater
1155 Sixth
311 W 43
2nd Stage Theatre
260 W 44
St James Theater
Helen Hayes Theater
234 W 44
1501 B'way
1500 B'way
Hotel Casablanca
Church of Nazarene
120 W 44
Town Hall
1133 Sixth IRS
353 W 42
Holy Cross Church
305 W 42
300 W 43
270 W 43
The Westin New York
Carter Hotel
E Walk
Ford Center for the Perf. Arts
229 W 42
The Duke
Times Sq Theater
Victory Theater
Three Times Square
One Times Square
Four Times Square
132 W 43 ACLU
147 W 43 Casablanca Hotel
1 Bryant Park Development Site
Times Sq. Post Office
330 W 42
Port Authority Bus Terminal
Dev. Site
FCRC Times Sq.
234 W 41 Hilton Times Square
Chandler Bldg
New Amsterdam Theater
Five Times Square
Times Square Tower
Six Times Square
1460 B'way
130 W 42 Bush Bldg
1095 Sixth Verizon
WEST 41ST STREET
230 W 41
219 W 40
Nederland Theater
570 Seventh
215 W 40
213 W 40
Parsons School of Design
1441 B'way
1435
561 Seventh
1431
1450 B'way
1440 B'way
119 W 40
1071 Sixth
1065 Sixth
250 W 40
240 W 40
231 W 39
218 W 40
225 W 39
205 W 39
552 Seventh
333 W 39
323 W 39
315 W 39
1411 B'way World Apparel
1430 B'way
1412 B'way Fashion Gallery
115 W 39
110 W 40
104 W 40
1057 Sixth
1045 Sixth

CB RICHARD ELLIS

CB Richard Ellis | Page 6 CB Richard Ellis | Page 6 CB Richard Ellis | Page 6 The Challenge 229 W 43 229 W 43 620 Eighth 620 Eighth

CB Richard Ellis | Page 7 CB Richard Ellis | Page 7 CB Richard Ellis | Page 7
A Complex Matrix of Needs
Landmarks
•
Designation
Landmarks
•
Designation
New York City
•
Real estate taxes
•
Economic development
Developer Partner
•
Reasonable land price
•
Anchor tenant
•
Trophy property
New York State
• Land proceeds
• 42
nd
DP completion
•
Condemnation
Funding
•
Architecture
New York Times Co.
• Ownership
• Large floor plate
•
Times Square
•
Development expertise
•
Limit cost overrun risk
• Limit speculative risk
• Real estate tax risk
•
Limit 229 disposition risk

CB Richard Ellis | Page 8 CB Richard Ellis | Page 8 CB Richard Ellis | Page 8
A Complex Matrix of Needs
Consulting/
Office Leasing
New York Times Co.
•
Ownership
•
Large floor plate
• Times Square
• Development expertise
•
Limit cost overrun risk
•
Limit speculative risk
•
Real estate tax risk
• Limit 229 disposition risk

CB Richard Ellis | Page 9 CB Richard Ellis | Page 9 CB Richard Ellis | Page 9
A Complex Matrix of Needs
Consulting/
Office Leasing
New York Times Co.
• Ownership
• Large floor plate
•
Times Square
•
Development expertise
•
Limit cost overrun risk
• Limit speculative risk
• Real estate tax risk
•
Limit 229 disposition risk
•
Condominium
Structure
• 80,000 sf base floors
•
Times Square
• Forest City Ratner
• 29-year PILOT
•
Friendly landmarking
•
Condominium
Structure
• 80,000 sf base floors
•
Times Square
• Forest City Ratner
• 29-year PILOT
•
Friendly landmarking

CB Richard Ellis | Page 10 CB Richard Ellis | Page 10 CB Richard Ellis | Page 10
A Complex Matrix of Needs
Consulting/
Office Leasing
Developer Partner
•
Reasonable land price
•
Anchor tenant
•
Trophy property

CB Richard Ellis | Page 11 CB Richard Ellis | Page 11 CB Richard Ellis | Page 11
A Complex Matrix of Needs
Consulting/
Office Leasing
Developer Partner
•
$85 mm shared
•
Tower funding
mechanisms
• 52-story Times
Square office tower
•
Reasonable land price
•
Anchor tenant
•
Trophy property

CB Richard Ellis | Page 12 CB Richard Ellis | Page 12 CB Richard Ellis | Page 12
A Complex Matrix of Needs
New York City
• Real estate taxes
• Economic development
New York State
• Land proceeds
•
42
nd
DP completion
• Condemnation
Funding
•
Architecture
Consulting/
Office Leasing

CB Richard Ellis | Page 13 CB Richard Ellis | Page 13 CB Richard Ellis | Page 13
A Complex Matrix of Needs
•
$14.0 mm per year
• “Multiplier Effect”
New York City
• Real estate taxes
• Economic development
New York State
• Land proceeds
•
42
nd
DP completion
• Condemnation
Funding
•
Architecture
• $85 mm
• Commitment to build
•
120% Letter of Credit
•
Renzo Piano
Consulting/
Office Leasing

CB Richard Ellis | Page 14 CB Richard Ellis | Page 14 CB Richard Ellis | Page 14 A Complex Matrix of Needs Landmarks • Designation • Designation Consulting/ Office Leasing

CB Richard Ellis | Page 15 CB Richard Ellis | Page 15 CB Richard Ellis | Page 15 A Complex Matrix of Needs • Designation • Designation • Friendly landmarking Consulting/ Office Leasing Landmarks

CB Richard Ellis | Page 16 CB Richard Ellis | Page 16 CB Richard Ellis | Page 16
Resolution
• $14.0 mm per year
•
“Multiplier Effect”
New York City
• Real estate taxes
•
Economic development
Developer Partner
• Reasonable land price
•
Anchor tenant
•
Trophy property
•
$85 mm shared
• Tower funding
mechanisms
•
52 story Times
Landmarks
• Designation
New York State
• Land proceeds
•
42
nd
DP completion
•
Condemnation
Funding
• Architecture
•
$85 mm
• Commitment to build
• 120% Letter of Credit
•
Renzo Piano
New York Times Co.
•
Ownership
•
Large floor plate
• Times Square
• Development expertise
•
Limit cost overrun risk
•
Limit speculative risk
• Real estate tax risk
• Limit 229 disposition risk
•
Condominium
Structure
• 80,000 sf base floors
•
Times Square
•
Forest City Ratner
• 29-year PILOT
• Friendly landmarking
•
Ownership
•
Large floor plate
• Times Square
• Development expertise
•
Limit cost overrun risk
•
Limit speculative risk
• Real estate tax risk
• Limit 229 disposition risk
•
Condominium
Structure
• 80,000 sf base floors
•
Times Square
•
Forest City Ratner
• 29-year PILOT
• Friendly landmarking
•
Friendly
landmarking
Square office tower

CB Richard Ellis | Page 17 CB Richard Ellis | Page 17 CB Richard Ellis | Page 17 620 Eighth Avenue

CB Richard Ellis | Page 18 CB Richard Ellis | Page 18 CB Richard Ellis | Page 18 Sale of 229 West 43rd Street Investment Sales 2004

CB Richard Ellis | Page 19 CB Richard Ellis | Page 19 CB Richard Ellis | Page 19 Sale of 229 West 43rd Street Investment Sales 2007

52
51
50 32,545 RSF
49 32,545 RSF
48 32,545 RSF
47 32,545 RSF
46 32,545 RSF
45 30,524 RSF
44 31,753 RSF
43 31,753 RSF
42 31,753 RSF
41 31,753 RSF
40 31,753 RSF
39 31,753 RSF
38 31,753 RSF
37 31,753 RSF
36 31,753 RSF
35 31,753 RSF
34 31,753 RSF
33 31,753 RSF
32 31,753 RSF
31 31,753 RSF
30 31,753 RSF
29 30,589 RSF
28 5,500 RSF
27
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25
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23
22
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20
19
18
17
16
15
14
13
12
11
10
9
8
7
6
5
4
3
2
Lobby
Garden
Conference Center
Forest City Ratner
New York Times

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 20 CB Richard Ellis | Page 20 CB Richard Ellis | Page 20 620 Eighth Avenue Agency

CB Richard Ellis | Page 21 CB Richard Ellis | Page 21 CB Richard Ellis | Page 21 620 Eighth Avenue Chronology March 2006 Dechert LLP 190,000 SF

CB Richard Ellis | Page 22 CB Richard Ellis | Page 22 CB Richard Ellis | Page 22 620 Eighth Avenue Chronology March 2006 Landlord ceased negotiation Dechert LLP 190,000 SF

CB Richard Ellis | Page 23 CB Richard Ellis | Page 23 CB Richard Ellis | Page 23
620 Eighth Avenue
Chronology
March 2006
Landlord ceased
negotiation
April 2006
Dechert LLP
190,000 SF
Covington and
Burling
160,000 SF

CB Richard Ellis | Page 24 CB Richard Ellis | Page 24 CB Richard Ellis | Page 24
620 Eighth Avenue
March 2006
Landlord ceased
negotiation
April 2006 June 2006
Dechert LLP
190,000 SF
Covington and
Burling
160,000 SF
Seyfarth &
Shaw LLP
96,000 SF
Chronology

CB Richard Ellis | Page 25 CB Richard Ellis | Page 25 CB Richard Ellis | Page 25
620 Eighth Avenue
March 2006
Landlord ceased
negotiation
April 2006 June 2006 July 2006
Dechert LLP
190,000 SF
Covington and
Burling
160,000 SF
Seyfarth &
Shaw LLP
96,000 SF
Osler, Hoskin
& Harcourt
60,000 SF
Chronology

CB Richard Ellis | Page 26 CB Richard Ellis | Page 26 CB Richard Ellis | Page 26
620 Eighth Avenue
Dechert LLP
190,000 SF
Covington and
Burling
160,000 SF
Seyfarth &
Shaw LLP
96,000 SF
Osler, Hoskin
& Harcourt
60,000 SF
Legg Mason Inc.
190,000 SF
March 2006
Landlord ceased
negotiation
April 2006 June 2006 July 2006 August 2006
Chronology

52
51
50 32,545 RSF
49 32,545 RSF
48 32,545 RSF
47 32,545 RSF
46 32,545 RSF
45 30,524 RSF
44 31,753 RSF
43 31,753 RSF
42 31,753 RSF
41 31,753 RSF
40 31,753 RSF
39 31,753 RSF
38 31,753 RSF
37 31,753 RSF
36 31,753 RSF
35 31,753 RSF
34 31,753 RSF
33 31,753 RSF
32 31,753 RSF
31 31,753 RSF
30 31,753 RSF
29 30,589 RSF
28 5,500 RSF
27
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25
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20
19
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15
14
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11
10
9
8
7
6
5
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3
2
Lobby
Garden
Conference Center
Legg Mason/Western Asset Mgt.
Covington & Burling
Multiple Tenants
Osler, Hoskin & Harcourt
Seyfarth Shaw
Goodwin Procter
New York Times
Available

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 27 CB Richard Ellis | Page 27 CB Richard Ellis | Page 27 620 Eighth Avenue 86% Leased

HIGHER STANDARDS. HIGHER EXPECTATIONS.
WE THINK ALIKE.
STOP

CB Richard Ellis | Page 28 CB Richard Ellis | Page 28 CB Richard Ellis | Page 28 11 Times Square Investment Sales

CB Richard Ellis | Page 29 CB Richard Ellis | Page 29 CB Richard Ellis | Page 29 11 Times Square Agency

"All the News That's Fit to Print"

The New York Times

Late Edition

New York: **Today**, cloudy with a period of rain, high 43. **Tonight**, clearing and breezy, low 34. **Tomorrow**, ample sunshine, high 46. **Yesterday**, high 43, low 30. Weather map is on Page A23.

VOL. CLI . . . No. 52,022 | *NEW YORK FRIDAY, MAY 18, 2007* | *$1.00*

Region / New Jersey

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 30 CB Richard Ellis | Page 30 CB Richard Ellis | Page 30 New Jersey

CB Richard Ellis | Page 31 CB Richard Ellis | Page 31 CB Richard Ellis | Page 31 Edison, New Jersey Industrial

CB Richard Ellis | Page 32 CB Richard Ellis | Page 32 CB Richard Ellis | Page 32
The Challenge
Discontinue operations at Edison, NJ printing plant
Scheduled closing – Summer 2008
• Real estate dispositions
– 1.3 million sf leased printing plant
– 400,000 sf owned warehouse
– 24.9-acre owned land site
• Certainty and surety of closing
• Quick results but not at financial cost
• Minimum disruption for organized plant workers
• Utilize portion of warehouse for 5 – 10 years

CB Richard Ellis | Page 33 CB Richard Ellis | Page 33 CB Richard Ellis | Page 33
Complex Dynamics
New York Times Co.
• Printing plant lease 40% above market
• Costly restoration obligation
• Prior land sales efforts failed
• Labor sensitivities
• Real estate tax appeals
Landlord
• Not a seller; refinancing in-process
• Opportunistic - risk adverse
The Properties
• Highest-and-best-use
• Three distinct parcels:
• Plant - significant capex to restore
• Warehouse - outside tenant; lease below
market
• Land - development challenged
Market Environment
• No large land options on NJ Turnpike
• Past 5 years, no large offerings of
size
• Count/size of user requirements
• Pensions/institutions underweighted;
private equity aggressive

CB Richard Ellis | Page 34 CB Richard Ellis | Page 34 CB Richard Ellis | Page 34
Complex Dynamics
New York Times Co.
• Printing plant lease 40% above market
• Costly restoration obligation
• Prior land sales efforts failed
• Labor sensitivities
• Real estate tax appeals

CB Richard Ellis | Page 35 CB Richard Ellis | Page 35 CB Richard Ellis | Page 35
Complex Dynamics
New York Times Co.
• Printing plant lease 40% above market
• Costly restoration obligation
• Prior land sales efforts failed
• Labor sensitivities
• Real estate tax appeals
• Purchase-Flip Strategy
• Bundled offers: Sale & monetized lease,
conventional sale
• Eliminated future risks/contingencies
• Preserve prior years’ tax refunds
• Flexible leasebacks
• Six-month transaction process

CB Richard Ellis | Page 36 CB Richard Ellis | Page 36 CB Richard Ellis | Page 36 Complex Dynamics Landlord • Not a seller; refinancing in-process • Opportunistic - risk-adverse

CB Richard Ellis | Page 37 CB Richard Ellis | Page 37 CB Richard Ellis | Page 37
Complex Dynamics
Landlord
• Not a seller; refinancing in-process
• Opportunistic - risk-adverse
• Offer premium over refinancing parity
• Position risks and rational pricing on
re-renting

CB Richard Ellis | Page 38 CB Richard Ellis | Page 38 CB Richard Ellis | Page 38
Complex Dynamics
The Properties
• Highest-and-best-use
• Three distinct parcels:
•Plant -
significant capex to restore
•Warehouse -
outside tenant; lease below
market
•Land -
development challenged

CB Richard Ellis | Page 39 CB Richard Ellis | Page 39 CB Richard Ellis | Page 39
Complex Dynamics
The Properties
• Highest-and-best-use
• Three distinct parcels:
•Plant -
significant capex to restore
•Warehouse -
outside tenant; lease below
market
•Land -
development challenged
• Package as one site
• Long term and short term
leasebacks
• Position as state-of-the-art facility
• Speculative development model

CB Richard Ellis | Page 40 CB Richard Ellis | Page 40 CB Richard Ellis | Page 40
Complex Dynamics
Market Environment
• No large land options on NJ Turnpike
• Past 5 years, no large offerings of size
• Count/size of user requirements
• Pensions/institutions underweighted;
private equity aggressive

CB Richard Ellis | Page 41 CB Richard Ellis | Page 41 CB Richard Ellis | Page 41
Complex Dynamics
Market Environment
• No large land options on NJ Turnpike
• Past 5 years, no large offerings of size
• Count/size of user requirements
• Pensions/institutions underweighted;
private equity aggressive
• Promote as unique, 86-acre tract
• “Super Buyer” approach
• Pre-emptive opportunity
• Purchased by KTR Capital Partners

CB Richard Ellis | Page 42 CB Richard Ellis | Page 42 CB Richard Ellis | Page 42
Complex Dynamics
New York Times Co.
• Printing plant lease 40% above market
• Costly restoration obligation
• Prior land sales efforts failed
• Labor sensitivities
• Real estate tax appeals
• Purchase-Flip Strategy
• Bundled offers: Sale & monetized lease,
conventional sale
• Eliminated future risks/contingencies
• Preserve prior years’ tax refunds
• Flexible leasebacks
• Six-month transaction process
Landlord
• Not a seller; refinancing in-process
• Opportunistic - risk-adverse
• Offer premium over refinancing parity
• Position risks and rational pricing on
re-renting
The Properties
• Highest-and-best-use
• Three distinct parcels:
•Plant -
significant capex to restore
•Warehouse -
outside tenant; lease below
market
•Land -
development challenged
• Package as one site
• Long term and short term leasebacks
• Position as state-of-the-art facility
• Speculative development model
Market Environment
• No large land options on NJ Turnpike
• Past 5 years, no large offerings of size
• Count/size of user requirements
• Pensions/institutions underweighted;
private equity aggressive
• Promote as unique, 86-acre tract
• “Super Buyer” approach
• Pre-emptive opportunity
• Purchased by KTR Capital Partners

CB Richard Ellis | Page 43 CB Richard Ellis | Page 43 CB Richard Ellis | Page 43 Resolution “Whole” vs. “Sum of the Parts” $92 million Sale = 25% Incremental Asset Value Created

CB Richard Ellis | Page 44 CB Richard Ellis | Page 44 CB Richard Ellis | Page 44 Leveraging the CBRE Platform